Exhibit 4.11

QUEST DIAGNOSTICS INCORPORATED,

as Issuer

THE SUBSIDIARY GUARANTORS NAMED HEREIN,

as Subsidiary Guarantors

and

THE BANK OF NEW YORK,

as Trustee

Tenth Supplemental Indenture

Dated as of June 22, 2007

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TENTH SUPPLEMENTAL INDENTURE

                    SUPPLEMENTAL INDENTURE (this “Tenth Supplemental Indenture”), dated as of June 22, 2007 among QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (the “Company”), THE BANK OF NEW YORK, a New York banking corporation, as Trustee (the “Trustee”), and the subsidiary guarantors party hereto.

RECITALS OF THE COMPANY

                    WHEREAS, the Company, the Trustee and the Initial Subsidiary Guarantors executed and delivered an Indenture, dated as of June 27, 2001 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of June 27, 2001 ( the “First Supplemental Indenture”), as further supplemented by the Second Supplemental Indenture, dated as of November 26, 2001 (the “Second Supplemental Indenture”), as further supplemented by the Third Supplemental Indenture, dated as of April 4, 2002 (the “Third Supplemental Indenture”), as further supplemented by the Fourth Supplemental Indenture, dated as of March 19, 2003 (the “Fourth Supplemental Indenture”), as further supplemented by the Fifth Supplemental Indenture, dated as of April 16, 2004 (the “Fifth Supplemental Indenture”), as further supplemented by the Sixth Supplemental Indenture, dated as of October 31, 2005 (the “Sixth Supplemental Indenture”), as further supplemented by the Seventh Supplemental Indenture, dated as of November 21, 2005 (the “Seventh Supplemental Indenture”), as further supplemented by the Eighth Supplemental Indenture, dated as of July 31, 2006 (the “Eighth Supplemental Indenture”), as supplemented by a Ninth Supplemental Indenture, dated as of September 30, 2006 (the “Ninth Supplemental Indenture”), and as further supplemented by this Tenth Supplemental Indenture ( the “Tenth Supplemental Indenture” and, collectively, the “Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or mores series as provided in the Indenture;

                    WHEREAS, the issuance and sale of $375,000,000 aggregate principal amount of a new series of the Company’s 6.40% Senior Notes due July 1, 2017 guaranteed by the Subsidiary Guarantors (the “Notes due 2017”) and $425,000,000 aggregate principal amount of a new series of the Company’s 6.95% Senior Notes due July 1, 2037 guaranteed by the Subsidiary Guarantors (the “Notes due 2037”, and together with the Notes due 2017, the “Notes”) have been authorized by resolutions adopted by the Board of Directors of the Company and the Subsidiary Guarantors;

                    WHEREAS, the Company desires to issue and sell $800,000,000 aggregate principal amount of the Notes on the date hereof;

                    WHEREAS, Sections 901(7) and 901(9) of the Indenture provide that without the consent of the Holders of the Securities of any series issued under the Indenture, the Company and the Subsidiary Guarantors, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental to the Indenture to (a) establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301, including the provisions and procedures relating to Securities convertible into or exchangeable for any securities of any Person (including the Company) and (b) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or make any other provisions with respect to matters or questions arising under the Base Indenture;

                    WHEREAS, the Company and the Subsidiary Guarantors desire to (a) establish the form and terms of the Notes and (b) provide whether certain Articles of the Indenture will apply to all series of Securities, including the Notes (except as may be provided in a Future Supplemental Indenture);

                    WHEREAS, all things necessary to make this Tenth Supplemental Indenture a valid supplement to the Indenture according to its terms and the terms of the Indenture have been done;

                    NOW, THEREFORE, for and in consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the parties hereto herby enter into this Tenth Supplemental Indenture, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I.

DEFINITIONS

                    SECTION 1.1. Certain Terms Defined in the Indenture.

                    All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended hereby, other than such terms as are defined in the Second Supplemental Indenture.

                    SECTION 1.2. Definitions.

                    Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes, Section 101 of the Indenture shall be amended by adding the following new definitions:

          “Capital Stock” means, with respect to any Person, any and all shares or common stock or Preferred Stock.

          “Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)(other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which the Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the assets of the Company and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is used in Section 13(d)(3) of the Exchange Act)(other than the Company or one of its subsidiaries); or (3) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of the Company immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

          “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

          “Existing Receivables Credit Facility” means the receivables-backed financing transaction pursuant to (1) the Second Amended and Restated Receivables Sales Agreement, dated as of April 20, 2004, among the Company and each of its direct and indirect wholly owned Subsidiaries that is a seller thereunder, and Quest Diagnostics Receivables Inc., as the buyer, (2) the Third Amended and Restated Credit and Security Agreement, dated as of April 20, 2004, as amended, among Quest Diagnostics Receivables Inc., as borrower, the Company, as initial servicer, each of the lenders from time to time party thereto, and Wachovia Bank, N.A., as administrative agent, and (3) the various related ancillary documents.

          “Fitch” means Fitch Ratings.

          “Global Notes” means, individually and collectively, each of Global Notes, substantially in the form of Exhibits A and B.

          “Global Notes Legend” means the legend set forth in Section 204 to be placed on all Global Notes issued under this Indenture.

          “Initial Subsidiary Guarantors” means each of American Medical Laboratories Incorporated, AmeriPath Consolidated Labs, Inc., AmeriPath Florida, LLC, AmeriPath Hospital Services Florida, LLC, AmeriPath Indiana, LLC, AmeriPath Kentucky, Inc., AmeriPath Marketing USA, Inc., AmeriPath Michigan, Inc., AmeriPath Mississippi, Inc., AmeriPath New York, LLC, AmeriPath North Carolina, Inc., AmeriPath Ohio, Inc., AmeriPath Pennsylvania, LLC, AmeriPath Philadelphia, Inc., AmeriPath SC, Inc., AmeriPath Texas, LP, AmeriPath Wisconsin, LLC, AmeriPath Youngstown Labs, Inc., AmeriPath, Inc., AmeriPath, LLC, AML Inc., Anatomic Pathology Services, Inc., API No. 2, LLC, APL Properties Limited Liability Company, Arizona Pathology Group, Inc., Central Plains Holdings, Inc., Central Plains Laboratories, LLC, Dermatopathology Services, Inc., Diagnostic Pathology Management Services, LLC, Diagnostic Reference Services Inc., DPD Holdings, Inc., Enterix Inc., ExamOne World Wide of NJ, Inc., ExamOne World Wide, Inc., FNA Clinics of America, Inc. (f/k/a Unilab Acquisition Corporation), Focus Diagnostics, Inc., Focus Technologies Holding Company, HemoCue, Inc., Kailash B. Sharma, M.D., Inc., LabOne of Ohio, Inc., LabOne, Inc., MetWest Inc., Nichols Institute Diagnostics, Ocmulgee Medical Pathology Association, Inc., O’Quinn Medical Pathology Association, LLC, Osborn Group Inc., Pathology Building Partnership, PCA of Denver, Inc., PCA of Nashville, Inc., Peter G. Klacsmann, M.D., Inc., Quest Diagnostics Clinical Laboratories, Inc., Quest Diagnostics Finance Incorporated, Quest Diagnostics Holdings Incorporated, Quest Diagnostics Incorporated (MD), Quest Diagnostics Incorporated (MI), Quest Diagnostics Incorporated (NV), Quest Diagnostics Investments Incorporated, Quest Diagnostics LLC (CT), Quest Diagnostics LLC (IL), Quest Diagnostics LLC (MA), Quest Diagnostics Nichols Institute (f/k/a Quest Diagnostics Incorporated (CA)), Quest Diagnostics Nichols Institute, Inc., Quest Diagnostics of Pennsylvania Inc., Regional Pathology Consultants, LLC, Rocky Mountain Pathology, LLC, Sharon G. Daspit, M.D., Inc., Shoals Pathology Associates, Inc., Specialty Laboratories, Inc., Strigen, Inc., Systematic Business Services, Inc., TID Acquisition Corp., Unilab Corporation.

          “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional rating agency or Rating Agencies selected by the Company.

          “Moody’s” means Moody’s Investors Service, Inc.

          “Rating Agencies” means (1) each of Moody’s and S&P and Fitch, to the extent Fitch makes a rating of the Notes publicly available; and (2) if any of Moody’s and S&P or Fitch, to the extent Fitch makes a rating of the Notes publicly available, ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the control of the Company, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors of the Company) as a replacement agency for Moody’s or S&P or Fitch (if applicable) or all of them, as the case may be.

          “Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the occurrence of a Change of Control or the intention of the Company to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request or the request of the Company that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event.).

          “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

          “Specified Subsidiaries” means AmeriPath Group Holdings, Inc., AmeriPath Holdings, Inc., AmeriPath Intermediate Holdings, Inc., and MedPlus, Inc.

          “Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

ARTICLE II.

FORM AND TERMS OF THE NOTES

                    SECTION 2.1. Form and Dating.

                    The Notes due 2017, the applicable Subsidiary Guarantees and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A attached hereto. The Notes due 2037, the applicable Subsidiary Guarantees and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit B attached hereto. The Notes shall be executed on behalf of the Company by its Chief Executive Officer, the Chief Financial Officer, the Controller or the Treasurer, and the Secretary, under its corporate seal reproduced thereon. The Notes may have notations, legends or endorsements required by law, stock exchange rules or usage. Each Note shall be dated the date of its authentication. The Notes and any beneficial interest in the Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

                    The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          (a) Global Notes. The Global Notes of each series designated herein shall be issued initially in the form of one or more fully registered global notes, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Depository Trust Company, New York, New York (the “Depository”) and registered in the name of Cede & Co., the Depository’s nominee, duly executed by the Company, authenticated by the Trustee and with guarantees endorsed thereon as hereinafter provided. The aggregate principal amount of outstanding Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

          The Global Notes may not be transferred except by the Depository, in whole and not in part, to another nominee of the Depository or to a successor of the Depository or its nominee. If at any time the Depository for the Notes notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Notes and a successor Depository for the Global Notes is not appointed by the Company within 90 days after delivery of such notice, then the Company shall execute, and the Trustee shall, upon receipt of a Company Order, for authentication, authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Note.

(b) Book-Entry Provisions. This Section 2.1(b) shall apply only to the Global Notes deposited with or on behalf of the Depository.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver the Global Notes that shall be registered in the name of the Depository or the nominee of the Depository and shall be delivered by the Trustee to the Depository or pursuant to the Depository’s instructions.

          Depository Participants shall have no rights either under this Indenture or with respect to any Global Notes held on their behalf by the Depository or under such Global Notes. The Depository shall be treated by the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee as the absolute owner of such Global Note for all purposes under this Indenture. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and the Depository Participants, the operation of customary practices of such Depository governing the exercise of the rights of an owner of a beneficial interest in the Global Notes.

          (c) Definitive Notes. Notes issued in certificated form shall be substantially in the form of Exhibit A or Exhibit B, as applicable, attached hereto, but without including the text referred to therein as applying only to Global Notes. Except as provided above in subsection (a), owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of certificated Notes.

          (d) Transfer and Exchange of the Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor. Beneficial interests in the Global Notes may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the Global Notes.

          (e) Paying Agent. The Company appoints The Bank of New York as agent of the Company for the payment of the principal of (and premium, if any) and interest on the Notes; and that the Corporate Trust Office of The Bank of New York in the Borough of Manhattan, the City of New York, be and hereby is, designated as the office or agency in the Borough of Manhattan where the Notes may be presented for payment and where notices to or demands upon the Corporation in respect of the Notes and the Indenture pursuant to which the Notes are to be issued may be served.

SECTION 2.2. Terms of the Notes.

The following terms relating to the Notes are hereby established:

                    (a) The Notes due 2017 shall constitute a series of Securities having the title “Senior Notes due 2017” and the Notes due 2037 shall constitute a separate series of Securities having the title “Senior Notes due 2037.”

                    (b) The aggregate principal amount of the Notes due 2017 that may be initially authenticated and delivered under the Indenture (except for Notes due 2017 authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes due 2017 pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) shall be $375,000,000. The aggregate principal amount of the Notes due 2037 that may be initially authenticated and delivered under the Indenture (except for Notes due 2037 authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes due 2037 pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) shall be $425,000,000. The Company may from time to time, without the consent of the Holders of Notes of either series, issue additional Notes (in any such case “Additional Notes”) of either series having the same ranking and the same interest rate, maturity and other terms as the Notes of that series. Any additional Notes of a series and the existing Notes of that series will constitute a single series under the Indenture and all references to the relevant Notes shall include the Additional Notes unless the context otherwise requires.

(c) The entire outstanding principal of the Notes due 2017 shall be payable on July 1, 2017,and the entire outstanding principal of the Notes due 2037 shall be payable on July 1, 2037.

                    (d) The rate at which the Notes due 2017 shall bear interest shall be 6.40% per annum and the rate at which the Notes due 2037 shall bear interest shall be 6.95% per annum; the date from which interest shall accrue on the Notes shall be June 22, 2007, or the most recent Interest Payment Date to which interest has been paid or provided for; the Interest Payment Dates for the Notes shall be July 1 and January 1 of each year, beginning January 1, 2008; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the Notes (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be June 15 or December 15, as the case may be, next preceding such Interest Payment Date. Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the respective Holders on such Regular Record Date, and such Defaulted Interest, may be paid to the Persons in whose names the Notes (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted

Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of principal and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and principal on this Notes may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

                    (e) Each of the Notes due 2017 and the Notes due 2037 shall be issuable in whole in the registered form of one or more Global Notes (without coupons), and the Depository for such Global Notes shall be the Depository Trust Company, New York, New York.

                    (f) The Redemption Amount of Basis Points applicable to the Notes used to calculate the Redemption Price pursuant to Section 1108 of the Indenture shall be 25 basis points for the Senior Notes due 2017, and 30 basis points for the Senior Notes due 2037.

(g) Each of the Notes due 2017 and the Notes due 2037 shall be guaranteed by the Initial Subsidiary Guarantors in accordance with Article Sixteen of the Indenture.

                    SECTION 2.3 Application of the Terms of the Second Supplemental Indenture.

                    All provisions of the Second Supplemental Indenture, unless otherwise expressly referred to herein, shall not apply to the Notes and shall not form a part of this Indenture.

                    SECTION 2.4. Application of the Article of the Indenture Regarding Guarantees.

                    Except as may be provided in a Future Supplemental Indenture, the provisions of Article Sixteen of the Indenture, as amended, shall apply to the Notes; provided, however, for the avoidance of doubt, that the Specified Subsidiaries shall not be subject to the provisions of Article Sixteen of the Indenture until such time, if any, that the Specified Subsidiaries become Subsidiary Guarantors.

                    SECTION 2.5. Application of the Article of the Indenture Regarding Redemption of Securities.

                    Except as may be provided in a Future Supplemental Indenture, the provisions of Article Eleven of the Indenture, as amended, shall apply to the Notes.

                    SECTION 2.6. Application of the Article of the Indenture Relating to a Sinking Fund.

                    Except as may be provided in a Future Supplemental Indenture, none of the Notes shall be entitled to the benefit of any sinking fund, and the provisions of the Indenture relating to a sinking fund, including Article Twelve and Subsection (3) of Section 501 of the Indenture, shall not apply to any of the Notes.

                    SECTION 2.7. Additional Events of Default.

                    Except as may be provided by a Future Supplemental Indenture, for the benefit of the holders of the Notes, Section 501(7)(A) of the Indenture shall be amended by deleting the words “$100 million” in the second line thereof and, in their place, adding the words “$200 million;” and Section 501(7)(B) of the Indenture shall be amended by deleting the words “$100 million” in the sixth line thereof and, in their place, adding the words “$200 million”.

                    SECTION 2.8. Application of the Article of the Indenture Regarding Defeasance and Covenant Defeasance.

                    Except as may be provided by a Future Supplemental Indenture, the provisions of Article Fourteen of the Indenture, including the provisions relating to defeasance and covenant defeasance of the Securities under Sections 1402 and 1403, respectively, of the Indenture shall apply to the Notes.

                    SECTION 2.9. Application of the Article of the Indenture Regarding Repayment at the Option of Holders.

                    Except as may be provided by a Future Supplemental Indenture, the provisions of Article Thirteen of the Indenture shall not apply to the Notes.

                    SECTION 2.10. Limitation on Restricted Payments to Certain Non-Guarantor Subsidiaries.

                    Except as may be provided by a Future Supplemental Indenture, for the benefit of holders of the Notes, a new Section 1012 shall be added to the Indenture as follows:

                    Section 1012 Limitation on Restricted Payments to Certain Non-Guarantor Subsidiaries.

                    The Company shall not, and shall not permit any Subsidiary to:

(1) declare or pay any dividend or make any distribution to the Specified Subsidiaries on or in respect of its Capital Stock,

(2) purchase, redeem, retire or otherwise acquire for value from the Specified Subsidiaries any of its Capital Stock, or

(3) purchase or otherwise acquire any assets, or purchase or otherwise acquire, redeem, retire or repay any Indebtedness of the Specified Subsidiaries, or

(4) make any investment in or make any loan to or transfer any assets to any of the Specified Subsidiaries.

This Section 1012 shall permanently cease to be in effect when each of the Specified Subsidiaries becomes a Subsidiary Guarantor.

                    SECTION 2.11. Limitations on Subsidiary Indebtedness and Preferred Stock.

                    Except as may be provided by a Future Supplemental Indenture, for the benefit of the holders of the Notes, Section 1011 of the Indenture shall be amended by adding a new subsection 1011(k) as follows:

          (k) any guarantee of Indebtedness of the Company by the Specified Subsidiaries or any other Subsidiary of the Company in anticipation of such Subsidiary becoming a Subsidiary Guarantor pursuant to Article Sixteen of the Indenture.

                    SECTION 2.12. Repurchase of Notes Upon a Change of Control.

                    Except as may be provided by a Future Supplemental Indenture, for the benefit of the holders of the Notes, a new Section 315 shall be added to the Indenture as follows:

                    Section 315 Repurchase of Notes Upon a Change of Control.

          (a) If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Notes as described in Section 1108, the Company shall make an offer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of the Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth in the Notes. In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after the public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall mail a notice to holders of Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

          (b) The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control provisions of the Notes, The Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the Notes by virtue of any such conflict.

(c) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

          (3) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

          (d) The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under this Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

ARTICLE III.

MISCELLANEOUS

                    SECTION 3.1. Governing Law.

                    This Tenth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. This Tenth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                    SECTION 3.2. Separability.

                    In case any provision in this Tenth Supplemental Indenture or in any Securities, including the Notes, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    SECTION 3.3. Counterparts.

                    This Tenth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Supplemental Indenture.

                    SECTION 3.4. Ratification.

                    The Base Indenture, as supplemented and amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental

Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture and this Tenth Supplemental Indenture is in all respects ratified and confirmed. The Base Indenture, the First Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture and this Tenth Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Tenth Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Indenture, as supplemented by this Tenth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this Tenth Supplemental Indenture.

                    SECTION 3.5. Effectiveness.

                    The provisions of this Tenth Supplemental Indenture shall become effective as of the date hereof.

[Remainder of page intentionally left blank.]

                    IN WITNESS WHEREOF, the parties hereto have caused this Tenth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

QUEST DIAGNOSTICS INCORPORATED

By:	/s/	Robert A. Hagemann

	Name:	Robert A. Hagemann
	Title:	Senior Vice President and
Chief Financial Officer

QUEST DIAGNOSTICS HOLDINGS INCORPORATED
QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC.
QUEST DIAGNOSTICS NICHOLS INSTITUTE
QUEST DIAGNOSTICS INCORPORATED (NV)
QUEST DIAGNOSTICS INCORPORATED (MD)
QUEST DIAGNOSTICS LLC (IL)
QUEST DIAGNOSTICS LLC (CT)
QUEST DIAGNOSTICS LLC (MA)
QUEST DIAGNOSTICS INCORPORATED (MI)
QUEST DIAGNOSTICS OF PENNSYLVANIA INC.
AML INC.
AMERICAN MEDICAL LABORATORIES INCORPORATED
APL PROPERTIES LIMITED LIABILITY COMPANY
METWEST INC.
QUEST DIAGNOSTICS NICHOLS INSTITUTE, INC.
DPD HOLDINGS, INC.
DIAGNOSTIC REFERENCE SERVICES INC.
PATHOLOGY BUILDING PARTNERSHIP
UNILAB CORPORATION
FNA CLINICS OF AMERICA, INC.
LABONE, INC
EXAMONE WORLD WIDE, INC.
EXAMONE WORLD WIDE OF NJ, INC.
CENTRAL PLAINS HOLDINGS, INC.
CENTRAL PLAINS LABORATORIES, LLC
LABONE OF OHIO, INC.
OSBORN GROUP INC.
SYSTEMATIC BUSINESS SERVICES, INC.

By:	/s/	Robert A. Hagemann

	Name:	Robert A. Hagemann
	Title:	Vice President

NICHOLS INSTITUTE DIAGNOSTICS

By:	/s/	Robert A. Hagemann

	Name:	Robert A. Hagemann
	Title:	Vice President

FOCUS TECHNOLOGIES HOLDING COMPANY
FOCUS DIAGNOSTICS, INC.

By:	/s/	Robert A. Hagemann

	Name:	Robert A. Hagemann
	Title:	Vice President

AMERIPATH, INC.
AMERIPATH CONSOLIDATED LABS, INC.
AMERIPATH FLORIDA, LLC
AMERIPATH HOSPITAL SERVICES FLORIDA, LLC
AMERIPATH INDIANA, LLC
AMERIPATH KENTUCKY, INC.
AMERIPATH MARKETING USA, INC.
AMERIPATH MICHIGAN, INC.
AMERIPATH MISSISSIPPI. INC.
AMERIPATH NEW YORK, LLC
AMERIPATH NORTH CAROLINA, INC.
AMERIPATH OHIO, INC.
AMERIPATH PENNSYLVANIA, LLC
AMERIPATH PHILADELPHIA, INC.
AMERIPATH SC, INC.
AMERIPATH TEXAS, LP.
AMERIPATH YOUNGSTOWN LABS, INC.
AMERIPATH WISCONSIN, LLC
AMERIPATH, LLC
API NO. 2, LLC
ANATOMIC PATHOLOGY SERVICES, INC.
ARIZONA PATHOLOGY GROUP, INC.
DERMATOPATHOLOGY SERVICES, INC.
DIAGNOSTIC PATHOLOGY MANAGEMENT SERVICES, LLC
KAILASH B. SHARMA, M.D., INC.
OCMULGEE MEDICAL PATHOLOGY ASSOCIATION INC.
O’QUINN MEDICAL PATHOLOGY ASSOCIATION, LLC
PCA OF DENVER, INC.
PCA OF NASHVILLE, INC.
PETER G. KLACSMANN M.D., INC.
REGIONAL PATHOLOGY CONSULTANTS, LLC
ROCKY MOUNTAIN PATHOLOGY, LLC
SHARON G. DASPIT, M.D., INC.
SHOALS PATHOLOGY ASSOCIATES, INC.
SPECIALTY LABORATORIES, INC.
STRIGEN, INC.
TID ACQUISITION CORP.

By:	/s/	Robert A. Hagemann

	Name:	Robert A. Hagemann
	Title:	Vice President

ENTERIX INC.
HEMOCUE, INC.

By:	/s/	Robert A. Hagemann

	Name:	Robert A. Hagemann
	Title:	Vice President

QUEST DIAGNOSTICS INVESTMENTS INCORPORATED
QUEST DIAGNOSTICS FINANCE INCORPORATED

By:	/s/	Stephen A. Calamari

	Name:	Stephen A. Calamari
	Title:	Treasurer

THE BANK OF NEW YORK,
as Trustee

By:	/s/ Robert A. Massimillo

	Name:	Robert A. Massimillo
	Title:	Vice President

EXHIBIT A

Form of 6.40% Senior Note due 2017

                    [The following legends apply only if the Note is a Global Note:

                    THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                    UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

QUEST DIAGNOSTICS INCORPORATED

6.40% Senior Note due 2017

Unconditionally guaranteed as to payment of
principal of and interest by
the Subsidiary Guarantors

No. 0 (Specimen)	$375,000,000

CUSIP: 74834L AM2

                    Quest Diagnostics Incorporated, a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $375,000,000 on July 1, 2017 (the “Stated Maturity”) (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from June 22, 2007 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 6.40% per annum, on July 1 and January 1, commencing with January 1, 2008, on the Stated Maturity and on any Redemption Date (each such date, an “Interest Payment Date”) until the principal hereof is paid or made available for payment.

                    Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on June 15 or December 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                    Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Notes may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                    Time of Payment. In any case where any Interest Payment Date, Redemption Date, Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at

Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

                    Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

                    General. This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001 (the “Base Indenture”), between the Company and The Bank of New York, Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which Base Indenture and all indentures supplemental thereto, including the supplemental indenture dated June 22, 2007 (the “Supplemental Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “6.40% Senior Notes due 2017” (collectively, the “Notes”), initially limited in aggregate principal amount to $375,000,000.

                    Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the “Additional Notes”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

                    [The following paragraph applies only if the Note is a Global Note:

                    Book-Entry. This Note is a Global Note representing $375,000,000 of the Notes. This Note is a “book entry” Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the “Depository “), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.]

                    Guarantees. This Note is entitled to the benefits of the Subsidiary Guarantees by each of the Subsidiary Guarantors of the due and punctual payment and performance of the Guarantor Obligations made in favor of the Trustee for the benefit of the Holder of this Note. Reference is hereby made to Article Sixteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

                    Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                    Maturity. The Notes of this series are not subject to any sinking fund. The Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior notice, on any date prior to their maturity at a Redemption Price, calculated pursuant to the Indenture, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). In the case of any partial redemption, selection of the Notes of this series for redemption will be made by the Trustee by such methods, as the Trustee in its sole discretion shall deem fair and appropriate. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

                    Redemption upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

                    Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

                    Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

                    Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within

60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

                    Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

                    Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                    As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

                    [The following paragraph applies only if the Note is a Global Note:

                    This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

                    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.]

                    Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                    Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York.

                    Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: June 22, 2007

QUEST DIAGNOSTICS INCORPORATED

By:

Name:
Attest:	Title:

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

                    This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Tenth Supplemental Indenture.

THE BANK OF NEW YORK
as Trustee

By:

Vice President
Authorized Signatory

Dated: June 22, 2007

GUARANTEE OF THE SUBSIDIARY GUARANTORS

                    FOR VALUE RECEIVED, each of the Subsidiary Guarantors (as such term is defined in the Indenture, as amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture and the Tenth Supplemental Indenture), hereby, jointly and severally, unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed (the “Note”) and to the Trustee on behalf of the Holder, the prompt payment of the principal of (and premium, if any, on) and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of the Notes) on the Note, when due (whether at Stated Maturity, upon Redemption, upon acceleration, upon tender for repayment at the option of the Company), according to the terms hereof and the terms of the Indenture (the “Guarantor Obligations”). This Guarantee is a guarantee of payment and not of collection and is a continuing guarantee and shall apply to all Guarantor Obligations whenever arising.

                    Obligations Unconditional and Absolute. The obligations of the Subsidiary Guarantors hereunder are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Indenture or this Note, to the fullest extent permitted by applicable law, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each of the Subsidiary Guarantors agrees that this Guarantee may be enforced by the Holder of this Note without the necessity at any time of proceeding against the Company or any other Person (including a co-guarantor) or to pursue any other remedy or enforce any other right. Each of the Subsidiary Guarantors further agrees that nothing contained herein shall prevent the Holder of this Note from suing on this Note or the Indenture or from exercising any other rights available under this Note and the Indenture, and the exercise of any of the aforesaid rights and shall not constitute a discharge of any Subsidiary Guarantor’s obligations hereunder and under the Indenture; it being the purpose and the intent of each Subsidiary Guarantor that its obligations under this Note and under the Indenture shall be absolute, independent and unconditional under any and all circumstances. Neither any Subsidiary Guarantor’s obligations under this Guarantee nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Company or by reason of the bankruptcy or insolvency of the Company. Each Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations or acceptance of this Guarantee. The Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee.

                    Subrogation. Each of the Subsidiary Guarantors shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of the Note or the Indenture; provided, however, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (or premium, if any, on) and interest on all Notes of this series shall have been indefeasibly paid in full.

                    Modifications. Each Subsidiary Guarantor agrees that (a) the time or place of payment of the Guarantor Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (b) the Company and any other party liable for payment under the Indenture or under the Note may be granted indulgences generally; (c) any of the provisions of this Note or the Indenture may be modified, amended or waived; and (d) any party (including any Subsidiary Guarantor) liable for the payment under this Note or under the Indenture may be granted indulgences or be released; all without notice to or further assent by such Subsidiary Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

                    Waiver of Rights. Each of the Subsidiary Guarantors hereby waives to the fullest extent permitted by law: (a) notice of acceptance of this Guarantee by the Holder of this Note; (b) presentment and demand for payment or performance of any of the Guarantor Obligations; (c) protest and notice of dishonor or default with respect to the Guarantor Obligations; (d) all other notices to which such Subsidiary Guarantor might otherwise be entitled.

                    Reinstatement. The obligations of the Subsidiary Guarantors under this Note and under Article Sixteen shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guarantor Obligations is rescinded or must otherwise be restored by any Holder of the Notes of this series, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

                    Remedies. Each of the Subsidiary Guarantors further agrees, to the fullest extent that it may lawfully do so, that as between each such Subsidiary Guarantor, on the one hand, and the Holder and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

                    Rights of Contribution. The Subsidiary Guarantors, in connection with payments made hereunder, shall have contribution rights against the other Subsidiary Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Subsidiary Guarantors under this Note and no Subsidiary Guarantor shall exercise such rights of contribution until all Guarantor Obligations have been paid in full.

                    Limitation of Guaranty. Notwithstanding any provision to the contrary contained herein or in the Indenture, to the extent the obligations of any Subsidiary Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Subsidiary Guarantors hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state or otherwise and including, without limitation, the Bankruptcy Code).

                    Release of Guarantors. Each of the Subsidiary Guarantors hereby covenants that its Subsidiary Guarantee will not be discharged except by complete performance of its obligations contained in the Note, this Subsidiary Guarantee and pursuant to the Indenture; provided, however, that if (a) an Subsidiary Guarantor does not guarantee any Indebtedness of the Company the amount of which, when added together with any other outstanding Indebtedness of the Company guaranteed by its Subsidiaries that are not Subsidiary Guarantors, would exceed $50 million in the aggregate, excluding the Notes of this series, and all outstanding Indebtedness of such Subsidiary Guarantor would have been permitted to be incurred pursuant to Section 1011 of the Indenture measured at the time of the release and discharge as described in this paragraph, (b) the Notes of this series are defeased and discharged pursuant to Article Fourteen of the Indenture, or (c) all or substantially all of the assets of such Subsidiary Guarantor or all of the capital stock of such Subsidiary Guarantor is sold (including by issuance, merger, consolidation or otherwise) by the Company or any of its Subsidiaries, then in each case of (a), (b) or (c) above, such Subsidiary Guarantor or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or capital stock of such Subsidiary Guarantor) shall be automatically and without any further action on the part of any party to the Indenture, and upon notice to the Trustee, be fully released and discharged from all its liabilities and obligations under or in respect of the Indenture and this Subsidiary Guarantee of the Note, and promptly upon the request of the Company and at the expense of the Company, the Trustee shall execute such documents and take such other action as is reasonably requested by the Company to evidence the release and discharge of such Guarantor from all such liabilities and obligations and shall, if applicable, certify to the Company that such Subsidiary Guarantor has no liabilities or obligations resulting from a demand on such Subsidiary Guarantor’s Guarantee.

                    Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                    Governing Law. This Subsidiary Guarantee shall be governed by and construed in accordance with the law of the State of New York.

                    Subject to the next following paragraph, each Subsidiary Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Subsidiary Guarantee and to constitute the same valid obligation of each Subsidiary Guarantor have been done and performed and have happened in due compliance with all applicable laws.

(Remainder of page intentionally left blank.)

                    This Subsidiary Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Note.

Dated: June 22, 2007

QUEST DIAGNOSTICS HOLDINGS INCORPORATED
QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC.
QUEST DIAGNOSTICS NICHOLS INSTITUTE
QUEST DIAGNOSTICS INCORPORATED (NV)
QUEST DIAGNOSTICS INCORPORATED (MD)
QUEST DIAGNOSTICS LLC (IL)
QUEST DIAGNOSTICS LLC (CT)
QUEST DIAGNOSTICS LLC (MA)
QUEST DIAGNOSTICS INCORPORATED (MI)
QUEST DIAGNOSTICS OF PENNSYLVANIA INC.
AML INC.
AMERICAN MEDICAL LABORATORIES
INCORPORATED
APL PROPERTIES LIMITED LIABILITY COMPANY
METWEST INC.
QUEST DIAGNOSTICS NICHOLS INSTITUTE, INC.
DPD HOLDINGS, INC.
DIAGNOSTIC REFERENCE SERVICES INC.
PATHOLOGY BUILDING PARTNERSHIP
UNILAB CORPORATION
FNA CLINICS OF AMERICA, INC.
LABONE, INC
EXAMONE WORLD WIDE, INC.
EXAMONE WORLD WIDE OF NJ, INC.
CENTRAL PLAINS HOLDINGS, INC.
CENTRAL PLAINS LABORATORIES, LLC
LABONE OF OHIO, INC.
OSBORN GROUP INC.
SYSTEMATIC BUSINESS SERVICES, INC.

By:

Name:
Title:

NICHOLS INSTITUTE DIAGNOSTICS

By:

Name:
Title:

FOCUS TECHNOLOGIES HOLDING COMPANY FOCUS DIAGNOSTICS, INC.

By:

Name:
Title:

AMERIPATH, INC.
AMERIPATH CONSOLIDATED LABS, INC.
AMERIPATH FLORIDA, LLC
AMERIPATH HOSPITAL SERVICES FLORIDA, LLC
AMERIPATH INDIANA, LLC
AMERIPATH KENTUCKY, INC.
AMERIPATH MARKETING USA, INC.
AMERIPATH MICHIGAN, INC.
AMERIPATH MISSISSIPPI. INC.
AMERIPATH NEW YORK, LLC
AMERIPATH NORTH CAROLINA, INC.
AMERIPATH OHIO, INC.
AMERIPATH PENNSYLVANIA, LLC
AMERIPATH PHILADELPHIA, INC.
AMERIPATH SC, INC.
AMERIPATH TEXAS, LP.
AMERIPATH YOUNGSTOWN LABS, INC.
AMERIPATH WISCONSIN, LLC
AMERIPATH, LLC
API NO. 2, LLC
ANATOMIC PATHOLOGY SERVICES, INC.
ARIZONA PATHOLOGY GROUP, INC.
DERMATOPATHOLOGY SERVICES, INC.
DIAGNOSTIC PATHOLOGY MANAGEMENT SERVICES, LLC
KAILASH B. SHARMA, M.D., INC.
OCMULGEE MEDICAL PATHOLOGY ASSOCIATION INC.
O’QUINN MEDICAL PATHOLOGY ASSOCIATION, LLC
PCA OF DENVER, INC.
PCA OF NASHVILLE, INC.
PETER G. KLACSMANN M.D., INC.
REGIONAL PATHOLOGY CONSULTANTS, LLC
ROCKY MOUNTAIN PATHOLOGY, LLC
SHARON G. DASPIT, M.D., INC.
SHOALS PATHOLOGY ASSOCIATES, INC.
SPECIALTY LABORATORIES, INC.
STRIGEN, INC.
TID ACQUISITION CORP.

By:

Name:
Title:

ENTERIX INC. HEMOCUE, INC.

By:

Name:
Title:

QUEST DIAGNOSTICS INVESTMENTS INCORPORATED QUEST DIAGNOSTICS FINANCE INCORPORATED

By:

Name:
Title:

EXHIBIT B

Form of 6.95% Senior Note due 2037

                    [The following legends apply only if the Note is a Global Note:

                    THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                    UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

QUEST DIAGNOSTICS INCORPORATED

6.95% Senior Note due 2037

Unconditionally guaranteed as to payment of
principal of and interest by
the Subsidiary Guarantors

No. 0 (Specimen)	$425,000,000

CUSIP: 74834L AN0

                    Quest Diagnostics Incorporated, a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $425,000,000 on July 1, 2037 (the “Stated Maturity”) (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from June 22, 2007 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 6.95% per annum, on July 1 and January 1, commencing with January 1, 2008, on the Stated Maturity and on any Redemption Date (each such date, an “Interest Payment Date”) until the principal hereof is paid or made available for payment.

                    Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business June 15 or December 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                    Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Notes may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                    Time of Payment. In any case where any Interest Payment Date, Redemption Date, Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at

Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

                    Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

                    General. This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001 (the “Base Indenture”), between the Company and The Bank of New York, Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which Base Indenture and all indentures supplemental thereto, including the supplemental indenture dated June 22, 2007 (the “Supplemental Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “6.95% Senior Notes due 2037” (collectively, the “Notes”), initially limited in aggregate principal amount to $425,000,000.

                    Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the “Additional Notes”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

                     [The following paragraph applies only if the Note is a Global Note:

                    Book-Entry. This Note is a Global Note representing $425,000,000 of the Notes. This Note is a “book entry” Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the “Depository “), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.]

                    Guarantees. This Note is entitled to the benefits of the Subsidiary Guarantees by each of the Subsidiary Guarantors of the due and punctual payment and performance of the Guarantor Obligations made in favor of the Trustee for the benefit of the Holder of this Note. Reference is hereby made to Article Sixteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

                    Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                    Maturity. The Notes of this series are not subject to any sinking fund. The Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior notice, on any date prior to their maturity at a Redemption Price, calculated pursuant to the Indenture, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). In the case of any partial redemption, selection of the Notes of this series for redemption will be made by the Trustee by such methods, as the Trustee in its sole discretion shall deem fair and appropriate. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

                    Redemption upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

                    Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

                    Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

                    Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within

60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

                    Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

                    Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                    As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

                     [The following paragraph applies only if the Note is a Global Note:

                    This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

                    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.]

                    Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                    Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York.

                    Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: June 22, 2007

QUEST DIAGNOSTICS INCORPORATED

By:

Name:
Attest:	Title:

By:

Name: Leo C. Farrenkopf
Title: Assistant General Counsel and Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

                    This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Tenth Supplemental Indenture.

THE BANK OF NEW YORK
as Trustee

By:

Vice President
Authorized Signatory

Dated: June 22, 2007

GUARANTEE OF THE SUBSIDIARY GUARANTORS

                    FOR VALUE RECEIVED, each of the Subsidiary Guarantors (as such term is defined in the Indenture, as amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture and the Tenth Supplemental Indenture), hereby, jointly and severally, unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed (the “Note”) and to the Trustee on behalf of the Holder, the prompt payment of the principal of (and premium, if any, on) and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of the Notes) on the Note, when due (whether at Stated Maturity, upon Redemption, upon acceleration, upon tender for repayment at the option of the Company), according to the terms hereof and the terms of the Indenture (the “Guarantor Obligations”). This Guarantee is a guarantee of payment and not of collection and is a continuing guarantee and shall apply to all Guarantor Obligations whenever arising.

                    Obligations Unconditional and Absolute. The obligations of the Subsidiary Guarantors hereunder are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Indenture or this Note, to the fullest extent permitted by applicable law, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each of the Subsidiary Guarantors agrees that this Guarantee may be enforced by the Holder of this Note without the necessity at any time of proceeding against the Company or any other Person (including a co-guarantor) or to pursue any other remedy or enforce any other right. Each of the Subsidiary Guarantors further agrees that nothing contained herein shall prevent the Holder of this Note from suing on this Note or the Indenture or from exercising any other rights available under this Note and the Indenture, and the exercise of any of the aforesaid rights and shall not constitute a discharge of any Subsidiary Guarantor’s obligations hereunder and under the Indenture; it being the purpose and the intent of each Subsidiary Guarantor that its obligations under this Note and under the Indenture shall be absolute, independent and unconditional under any and all circumstances. Neither any Subsidiary Guarantor’s obligations under this Guarantee nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Company or by reason of the bankruptcy or insolvency of the Company. Each Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations or acceptance of this Guarantee. The Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee.

                    Subrogation. Each of the Subsidiary Guarantors shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of the Note or the Indenture; provided, however, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (or premium, if any, on) and interest on all Notes of this series shall have been indefeasibly paid in full.

                    Modifications. Each Subsidiary Guarantor agrees that (a) the time or place of payment of the Guarantor Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (b) the Company and any other party liable for payment under the Indenture or under the Note may be granted indulgences generally; (c) any of the provisions of this Note or the Indenture may be modified, amended or waived; and (d) any party (including any Subsidiary Guarantor) liable for the payment under this Note or under the Indenture may be granted indulgences or be released; all without notice to or further assent by such Subsidiary Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

                    Waiver of Rights. Each of the Subsidiary Guarantors hereby waives to the fullest extent permitted by law: (a) notice of acceptance of this Guarantee by the Holder of this Note; (b) presentment and demand for payment or performance of any of the Guarantor Obligations; (c) protest and notice of dishonor or default with respect to the Guarantor Obligations; (d) all other notices to which such Subsidiary Guarantor might otherwise be entitled.

                    Reinstatement. The obligations of the Subsidiary Guarantors under this Note and under Article Sixteen shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guarantor Obligations is rescinded or must otherwise be restored by any Holder of the Notes of this series, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

                    Remedies. Each of the Subsidiary Guarantors further agrees, to the fullest extent that it may lawfully do so, that as between each such Subsidiary Guarantor, on the one hand, and the Holder and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

                    Rights of Contribution. The Subsidiary Guarantors, in connection with payments made hereunder, shall have contribution rights against the other Subsidiary Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Subsidiary Guarantors under this Note and no Subsidiary Guarantor shall exercise such rights of contribution until all Guarantor Obligations have been paid in full.

                    Limitation of Guaranty. Notwithstanding any provision to the contrary contained herein or in the Indenture, to the extent the obligations of any Subsidiary Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Subsidiary Guarantors hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state or otherwise and including, without limitation, the Bankruptcy Code).

                    Release of Guarantors. Each of the Subsidiary Guarantors hereby covenants that its Subsidiary Guarantee will not be discharged except by complete performance of its obligations contained in the Note, this Subsidiary Guarantee and pursuant to the Indenture; provided, however, that if (a) an Subsidiary Guarantor does not guarantee any Indebtedness of the Company the amount of which, when added together with any other outstanding Indebtedness of the Company guaranteed by its Subsidiaries that are not Subsidiary Guarantors, would exceed $50 million in the aggregate, excluding the Notes of this series, and all outstanding Indebtedness of such Subsidiary Guarantor would have been permitted to be incurred pursuant to Section 1011 of the Indenture measured at the time of the release and discharge as described in this paragraph, (b) the Notes of this series are defeased and discharged pursuant to Article Fourteen of the Indenture, or (c) all or substantially all of the assets of such Subsidiary Guarantor or all of the capital stock of such Subsidiary Guarantor is sold (including by issuance, merger, consolidation or otherwise) by the Company or any of its Subsidiaries, then in each case of (a), (b) or (c) above, such Subsidiary Guarantor or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or capital stock of such Subsidiary Guarantor) shall be automatically and without any further action on the part of any party to the Indenture, and upon notice to the Trustee, be fully released and discharged from all its liabilities and obligations under or in respect of the Indenture and this Subsidiary Guarantee of the Note, and promptly upon the request of the Company and at the expense of the Company, the Trustee shall execute such documents and take such other action as is reasonably requested by the Company to evidence the release and discharge of such Guarantor from all such liabilities and obligations and shall, if applicable, certify to the Company that such Subsidiary Guarantor has no liabilities or obligations resulting from a demand on such Subsidiary Guarantor’s Guarantee.

                    Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                    Governing Law. This Subsidiary Guarantee shall be governed by and construed in accordance with the law of the State of New York.

                    Subject to the next following paragraph, each Subsidiary Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Subsidiary Guarantee and to constitute the same valid obligation of each Subsidiary Guarantor have been done and performed and have happened in due compliance with all applicable laws.

(Remainder of page intentionally left blank.)

                    This Subsidiary Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Note.

Dated: June 22, 2007

QUEST DIAGNOSTICS HOLDINGS INCORPORATED
QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC.
QUEST DIAGNOSTICS NICHOLS INSTITUTE
QUEST DIAGNOSTICS INCORPORATED (NV)
QUEST DIAGNOSTICS INCORPORATED (MD)
QUEST DIAGNOSTICS LLC (IL)
QUEST DIAGNOSTICS LLC (CT)
QUEST DIAGNOSTICS LLC (MA)
QUEST DIAGNOSTICS INCORPORATED (MI)
QUEST DIAGNOSTICS OF PENNSYLVANIA INC.
AML INC.
AMERICAN MEDICAL LABORATORIES INCORPORATED
APL PROPERTIES LIMITED LIABILITY COMPANY
METWEST INC.
QUEST DIAGNOSTICS NICHOLS INSTITUTE, INC.
DPD HOLDINGS, INC.
DIAGNOSTIC REFERENCE SERVICES INC.
PATHOLOGY BUILDING PARTNERSHIP
UNILAB CORPORATION
FNA CLINICS OF AMERICA, INC.
LABONE, INC
EXAMONE WORLD WIDE, INC.
EXAMONE WORLD WIDE OF NJ, INC.
CENTRAL PLAINS HOLDINGS, INC.
CENTRAL PLAINS LABORATORIES, LLC
LABONE OF OHIO, INC.
OSBORN GROUP INC.
SYSTEMATIC BUSINESS SERVICES, INC.

By:

Name:
Title:

NICHOLS INSTITUTE DIAGNOSTICS

By:

Name:
Title:

FOCUS TECHNOLOGIES HOLDING COMPANY FOCUS DIAGNOSTICS, INC.

By:

Name:
Title:

AMERIPATH, INC.
AMERIPATH CONSOLIDATED LABS, INC.
AMERIPATH FLORIDA, LLC
AMERIPATH HOSPITAL SERVICES FLORIDA, LLC
AMERIPATH INDIANA, LLC
AMERIPATH KENTUCKY, INC.
AMERIPATH MARKETING USA, INC.
AMERIPATH MICHIGAN, INC.
AMERIPATH MISSISSIPPI. INC.
AMERIPATH NEW YORK, LLC
AMERIPATH NORTH CAROLINA, INC.
AMERIPATH OHIO, INC.
AMERIPATH PENNSYLVANIA, LLC
AMERIPATH PHILADELPHIA, INC.
AMERIPATH SC, INC.
AMERIPATH TEXAS, LP.
AMERIPATH YOUNGSTOWN LABS, INC.
AMERIPATH WISCONSIN, LLC
AMERIPATH, LLC
API NO. 2, LLC
ANATOMIC PATHOLOGY SERVICES, INC.
ARIZONA PATHOLOGY GROUP, INC.
DERMATOPATHOLOGY SERVICES, INC.
DIAGNOSTIC PATHOLOGY MANAGEMENT SERVICES, LLC
KAILASH B. SHARMA, M.D., INC.
OCMULGEE MEDICAL PATHOLOGY ASSOCIATION INC.
O’QUINN MEDICAL PATHOLOGY ASSOCIATION, LLC
PCA OF DENVER, INC.
PCA OF NASHVILLE, INC.
PETER G. KLACSMANN M.D., INC.
REGIONAL PATHOLOGY CONSULTANTS, LLC
ROCKY MOUNTAIN PATHOLOGY, LLC
SHARON G. DASPIT, M.D., INC.
SHOALS PATHOLOGY ASSOCIATES, INC.
SPECIALTY LABORATORIES, INC.
STRIGEN, INC.
TID ACQUISITION CORP.

By:

Name:
Title:

ENTERIX INC.
HEMOCUE, INC.

By:

Name:
Title:

QUEST DIAGNOSTICS INVESTMENTS INCORPORATED QUEST DIAGNOSTICS FINANCE INCORPORATED

By:

Name:
Title:

EXHIBIT C

FORM OF ADDITIONAL SUBSIDIARY GUARANTEE

                    FOR VALUE RECEIVED, each of the Subsidiary Guarantors executing this additional Subsidiary Guarantee (the “Additional Subsidiary Guarantors”), hereby fully and unconditionally guarantees, jointly and severally, together with the existing Subsidiary Guarantors (as such term is defined in the Indenture) of the Note, to the Holder of the Note upon which this additional Subsidiary Guarantee is endorsed (the “Note”) and to the Trustee on behalf of the Holder, the prompt payment of the principal of (and premium, if any, on) and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of the Notes) on the Note, when due (whether at Stated Maturity, upon Redemption, upon acceleration, upon tender for repayment at the option of the Company), according to the terms hereof and the terms of the Indenture (the “Guarantor Obligations”). This Guarantee is a guarantee of payment and not of collection and is a continuing guarantee and shall apply to all Guarantor Obligations whenever arising.

                    Obligations Unconditional and Absolute. The obligations of the Additional Subsidiary Guarantors hereunder are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Indenture or this Note, to the fullest extent permitted by applicable law, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each of the Additional Subsidiary Guarantors agrees that this Guarantee may be enforced by the Holder of this Note without the necessity at any time of proceeding against the Company or any other Person (including a co-guarantor) or to pursue any other remedy or enforce any other right. Each of the Subisidary Guarantors further agrees that nothing contained herein shall prevent the Holder of this Note from suing on this Note or the Indenture or from exercising any other rights available under this Note and the Indenture, and the exercise of any of the aforesaid rights and shall not constitute a discharge of any Additional Subsidiary Guarantor’s obligations hereunder and under the Indenture; it being the purpose and the intent of each Additional Subsidiary Guarantor that its obligations under this Note and under the Indenture shall be absolute, independent and unconditional under any and all circumstances. Neither any Additional Subsidiary Guarantor’s obligations under this Subsidiary Guarantee nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Company or by reason of the bankruptcy or insolvency of the Company. Each Additional Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations or acceptance of this Subsidiary Guarantee. The Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee.

                    Subrogation. Each of the Additional Subsidiary Guarantors shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amounts paid by such Additional Subsidiary Guarantor on account of the Note or the Indenture; provided, however, that such Additional Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (or premium, if any, on) and interest on all Notes of this series shall have been indefeasibly paid in full.

                    Modifications. Each Subsidiary Guarantor agrees that (a) the time or place of payment of the Guarantor Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (b) the Company and any other party liable for payment under the Indenture or under the Note may be granted indulgences generally; (c) any of the provisions of this Note or the Indenture may be modified, amended or waived; and (d) any party (including any Subsidiary Guarantor) liable for the payment under this Note or under the Indenture may be granted indulgences or be released; all without notice to or further assent by such Subsidiary Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

                    Waiver of Rights. Each of the Additional Subsidiary Guarantors hereby waives to the fullest extent permitted by law: (a) notice of acceptance of this Guarantee by the Holder of this Note; (b) presentment and demand for payment or performance of any of the Guarantor Obligations; (c) protest and notice of dishonor or default with respect to the Guarantor Obligations; (d) all other notices to which such Additional Subsidiary Guarantor might otherwise be entitled.

                    Reinstatement. The obligations of the Additional Subsidiary Guarantors under this Note and under Article Sixteen shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guarantor Obligations is rescinded or must otherwise be restored by any Holder of the Notes of this series, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

                    Remedies. Each of the Additional Subsidiary Guarantors further agrees, to the fullest extent that it may lawfully do so, that as between each such Additional Subsidiary Guarantor, on the one hand, and the Holder and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

                    Rights of Contribution. The Additional Guarantors, in connection with payments made hereunder, shall have contribution rights against the other Subsidiary Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Subsidiary Guarantors under this Note and no Additional Subsidiary Guarantor shall exercise such rights of contribution until all Guarantor Obligations have been paid in full.

                    Limitation of Guaranty. Notwithstanding any provision to the contrary contained herein or in the Indenture, to the extent the obligations of any Additional Subsidiary Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Additional Subsidiary Guarantors hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state or otherwise and including, without limitation, the Bankruptcy Code).

                    Release of Guarantors. Each of the Additional Subsidiary Guarantors hereby covenants that its Subsidiary Guarantee will not be discharged except by complete performance of its obligations contained in the Note, this Subsidiary Guarantee and pursuant to the Indenture; provided, however, that if (a) an Additional Subsidiary Guarantor does not guarantee any Indebtedness of the Company the amount of which, when added together with any other outstanding Indebtedness of the Company guaranteed by its Subsidiaries that are not Subsidiary Guarantors, would exceed $50 million in the aggregate, excluding the Notes of this series, and all outstanding Indebtedness of such Subsidiary Guarantor would have been permitted to be incurred pursuant to Section 1011 of the Indenture measured at the time of the release and discharge as described in this paragraph, (b) the Notes of this series are defeased and discharged pursuant to Article Fourteen of the Indenture, or (c) all or substantially all of the assets of such Additional Subsidiary Guarantor or all of the capital stock of such Additional Subsidiary Guarantor is sold (including by issuance, merger, consolidation or otherwise) by the Company or any of its Subsidiaries, then in each case of (a), (b) or (c) above, such Subsidiary Guarantor or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or capital stock of such Subsidiary Guarantor) shall be automatically and without any further action on the part of any party to the Indenture, and upon notice to the Trustee, be fully released and discharged from all its liabilities and obligations under or in respect of the Indenture and this Subsidiary Guarantee of the Note, and promptly upon the request of the Company and at the expense of the Company, the Trustee shall execute such documents and take such other action as is reasonably requested by the Company to evidence the release and discharge of such Guarantor from all such liabilities and obligations and shall, if applicable, certify to the Company that such Additional Subsidiary Guarantor has no liabilities or obligations resulting from a demand on such Additional Subsidiary Guarantor’s Guarantee.

                    Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                    Governing Law. This Subsidiary Guarantee shall be governed by and construed in accordance with the law of the State of New York.

                    This Subsidiary Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

                    Subject to the next following paragraph, each Additional Subsidiary Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Subsidiary Guarantee and to constitute the same valid obligation of each Additional Subsidiary Guarantor have been done and performed and have happened in due compliance with all applicable laws.

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                    This Subsidiary Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Note.

Dated:	[ADDITIONAL SUBSIDIARY GUARANTOR(S)]

Attest:	By:
Name:
Title:
Name:
Title: